UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 1, 2022
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	NWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On April 1, 2022, Northwest Natural Holding Company (“NW Holdings” or the “Company”), issued and sold 2,875,000 shares of its common stock (the “Shares”) pursuant to a registration statement on Form S-3 (Registration Statement No. 333-258792) (the “Registration Statement”) of the Company, which became effective automatically upon filing with the Securities and Exchange Commission on August 13, 2021, and a Prospectus Supplement, dated March 29, 2022, to a Prospectus, dated August 13, 2021. NW Holdings received net offering proceeds, after deducting the underwriters’ discounts and commissions and estimated expenses payable by NW Holdings, of approximately $138.6 million. NW Holdings intends that the net proceeds will be used for general corporate purposes, including repayment of its short-term indebtedness and/or making equity contributions to NW Holdings’ subsidiaries, Northwest Natural Gas Company (“NW Natural”), NW Natural Water Company, LLC (“NW Natural Water”) and NW Natural Renewables Holdings, LLC (“NW Natural Renewables”). Contributions to NW Natural, NW Natural Water and NW Natural Renewables will be used for general corporate purposes. A portion of any contribution received by NW Natural may be used to repay its short-term indebtedness. The Shares include the full exercise of the over-allotment option granted to the underwriters for the offering.

In connection with the issuance and sale of the Shares, the Company is also filing legal opinions regarding the validity of the shares of Common Stock as Exhibits 5(a) and 5(b) for the purpose of incorporating the opinions into the Registration Statement.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index below.
EXHIBIT INDEX

Exhibit	Description
1.1
Underwriting Agreement, dated March 29, 2022, by and between NW Holdings and Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the securities.
5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the securities.
23(a)	The consent of MardiLyn Saathoff, Esquire is included in her opinion filed as Exhibit 5(a).
23(b)	The consent of Morgan, Lewis & Bockius LLP is included in its opinion filed as Exhibit 5(b).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: April 1, 2022	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary